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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 18, 1997


                             TRIARC COMPANIES, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)


                         1-2207                38-0471180
                         ------                ----------
                       (Commission           (IRS Employer
                       File Number)        Identification No.)


                    280 Park Avenue
                   New York, New York                     10017
                   ------------------                     -----
          (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (212) 451-3000




                   -------------------------------------------
                       (Former Name or Former Address, if
                           Changed Since Last Report)




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



         Certain statements in this Report on Form 8-K and the exhibits attached hereto that are not historical facts constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve risks, uncertainties and other factors which may cause the actual results, performance or achievements of Triarc Companies, Inc. ("Triarc") and its subsidiaries (collectively with Triarc, "the Company") to be materially different from any future results, performance or achievements express or implied by such forward-looking statements. Such factors include, but are not limited to, the following: general economic and business conditions; competition; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; the existence or absence of adverse publicity; acceptance of new product offerings; changing trends in customer tastes; changes in business strategy or development plans; quality of management; availability, terms and deployment of capital; business abilities and judgment of personnel; labor and employee benefit costs; availability and cost of raw materials and supplies; changes in, or failure to comply with, government regulations; the costs and other effects of legal and administrative proceedings and other risks and uncertainties detailed in Triarc's Annual Report on Form 10-K for the year ended December 31, 1996. Triarc will not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of any anticipated or unanticipated events.

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On July 18, 1997, Royal Crown Company, Inc. ("Royal Crown") and TriBev Corporation ("TriBev"), indirect subsidiaries of the Registrant, completed the sale of their rights to the C&C beverage line, including the C&C trademark, to Kelco Sales & Marketing Inc. ("Kelco"), a beverage distribution business based in Cranford, New Jersey, which will do business under the name of C&C Beverages, Inc. C&C is a line of mixers, colas and flavors. In connection with the sale, Royal Crown also agreed to sell to Kelco concentrate for C&C products and to provide Kelco certain technical services for seven years. In consideration for the foregoing, Royal Crown and TriBev will receive an aggregate minimum of $9.4 million, payable over seven years.

         A copy of the press release with respect to the closing of the transaction is being filed herewith as an exhibit hereto.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b)      Pro Forma Financial Information

(c)      Exhibits

            PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited pro forma condensed consolidated balance sheet of Triarc Companies, Inc. and subsidiaries as of March 30, 1997 and condensed consolidated statements of operations of the Company for the year ended December 31, 1996 and for the three months ended March 30, 1997 have been prepared by adjusting such financial statements, as derived and condensed, as applicable, from (i) the audited consolidated financial statements in its Form 10-K for the year ended December 31, 1996 (the "Form 10-K") and (ii) the unaudited condensed consolidated financial statements in its Form 10-Q for the three months ended March 30, 1997 (the "Form 10-Q") to reflect first, the sale (the "RTM Sale") of the Company's restaurants to RTM Restaurant Group ("RTM") as previously reported in a Form 8-K filed on May 20, 1997 and as amended in a Form 8-K/A filed on August 4, 1997 and second, the sale (the "C&C Sale") of the Company's rights to the C&C beverage line, including the C&C trademark, on July 18, 1997, as if such transactions had occurred as of March 30, 1997 for the pro forma condensed consolidated balance sheet and as of January 1, 1996 for the pro forma condensed consolidated statements of operations. Such pro forma adjustments are described in the accompanying notes to the pro forma condensed consolidated balance sheet and statements of operations which should be read in conjunction with such statements. Such pro forma condensed consolidated financial statements should also be read in conjunction with the Company's audited consolidated financial statements appearing in the Form 10-K and the Company's unaudited condensed consolidated financial statements appearing in the Form 10-Q. The pro forma condensed consolidated financial statements do not purport to be indicative of the actual financial position or results of operations of the Company had such transactions actually been consummated on March 30, 1997 and January 1, 1996, respectively, or of the future financial position or results of operations of the Company.




                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 30, 1997

                                                                      ADJUSTMENTS        PRO FORMA       ADJUSTMENTS
                                                           AS             FOR               FOR              FOR
                                                        REPORTED       RTM SALE          RTM SALE         C&C SALE         PRO FORMA
                                                        --------       --------          --------         --------         ---------
                                                                                       (IN THOUSANDS)
                                                                                         (UNAUDITED)
                           ASSETS
Current assets:
   Cash and cash equivalents......................$   120,516      $        50 (a)   $   116,370     $      750  (1)   $   117,120
                                                                        (4,196)(b)
   Short-term investments.........................     58,460              --             58,460            --              58,460
   Receivables, net...............................     85,088            2,977 (c)        88,065            703  (1)        88,768
   Inventories....................................     55,914           (2,592)(c)        53,322            --              53,322
   Assets held for sale ..........................     71,116          (71,116)(a)           --             --                 --
   Deferred income tax benefit....................     16,409              --             16,409            --              16,409
   Prepaid expenses and other current assets......     14,691              --             14,691            --              14,691
                                                  -----------      -----------       -----------     ----------        -----------
        Total current assets......................    422,194          (74,877)          347,317          1,453            348,770
Properties, net...................................    105,995              --            105,995             (2) (1)       105,993
Unamortized costs in excess of net assets of
   acquired companies.............................    202,026              --            202,026            --             202,026
Trademarks........................................     56,187              --             56,187         (1,575) (1)        54,612
Deferred costs, deposits and other assets.........     58,155            1,329 (a)        56,149          5,300  (1)        61,449
                                                                          (385)(c)
                                                                        (2,950)(d)
                                                  -----------      -----------       -----------     ----------        -----------
                                                  $   844,557      $   (76,883)      $   767,674     $    5,176        $   772,850
                                                  ===========      ===========       ===========     ==========        ===========

    LIABILITIES AND STOCKHOLDERS'
       EQUITY

Current liabilities:
   Current portion of long-term debt..............$   101,006      $   (69,517)(a)   $    31,489     $      --         $    31,489
   Accounts payable...............................     42,949              --             42,949            --              42,949
   Accrued expenses...............................    110,162             (220)(a)       104,596            681  (1)       105,453
                                                                        (4,196)(b)                          176  (1)
                                                                        (1,150)(d)
                                                  -----------      -----------       -----------      ---------         ----------
        Total current liabilities.................    254,117          (75,083)          179,034            857            179,891
Long-term debt....................................    487,612              --            487,612            --             487,612
Deferred income taxes.............................     34,464              --             34,464            --              34,464
Deferred income and other liabilities.............     28,280              --             28,280          4,015  (1)        32,295
Minority interests................................     34,316              --             34,316            --              34,316
Stockholders' equity (deficit):...................
   Common stock...................................      3,398              --              3,398            --               3,398
   Additional paid-in capital.....................    163,416              --            163,416            --             163,416
   Accumulated deficit............................   (113,001)          (1,800)(d)      (114,801)           304  (1)      (114,497)
   Treasury stock.................................    (45,760)             --            (45,760)           --             (45,760)
   Other    ......................................     (2,285)             --             (2,285)           --              (2,285)
                                                  -----------      -----------       -----------     ----------        -----------
        Total stockholders' equity................      5,768           (1,800)            3,968            304              4,272
                                                  -----------      -----------       -----------     ----------        -----------
                                                  $   844,557      $   (76,883)      $   767,674     $    5,176        $   772,850
                                                  ===========      ===========       ===========     ==========        ===========


RTM Sale Pro Forma Adjustments

   (a) To reflect the RTM Sale consisting of restaurants sold to RTM for (i) the proceeds of $50,000 in cash, a $1,950,000 note due 2000 with a discounted value of $1,329,000 and the assumption by RTM of $54,642,000 of mortgage and equipment notes and $14,875,000 of capitalized lease obligations, (ii) the elimination of the assets held for sale of $71,116,000 and (iii) the recording of the $220,000 net difference against amounts previously accrued.

   (b) To reflect the payment of $3,252,000 of previously accrued transaction costs, including real estate transfer taxes, mortgage recording costs, fairness opinions and valuations, legal and accounting, and the payment to RTM of $944,000 of reserves for employee benefits.

   (c) To reflect a receivable from RTM for the value of inventories of $2,592,000 and restaurant lease and utility deposits of $385,000 transferred to RTM with settlement due within 30 days.

   (d) To reflect the write-off of previously unamortized deferred financing costs of $2,950,000, less related tax benefit of $1,150,000 relating to the debt assumed by RTM.

C & C Sale Pro Forma Adjustments

   (1) To reflect the C&C Sale consisting of the C&C trademark and equipment related to the operation of the C&C beverage line to Kelco for the proceeds of $750,000 in cash and an $8,650,000 note (the "Note") with a discounted value of $6,003,000 consisting of $4,373,000 relating to the C&C Sale and $2,380,000 relating to future revenues. The Note is classified $703,000 as current receivables and $5,300,000 as non-current deferred costs, deposits and other assets. The $2,380,000 of deferred revenues consists of (i) $2,096,000 relating to minimum take-or-pay commitments for sales of concentrate for C&C products to Kelco and (ii) $284,000 relating to future technical services to be performed for Kelco by the Company, both under a contract with Kelco. Such deferred revenues are classified $231,000 as current accrued expenses and $2,149,000 as non-current deferred income and other liabilities. The excess of the proceeds of $4,373,000 over the carrying value of the C&C trademark of $1,575,000 and the related equipment of $2,000 resulted in a pre-tax gain of $2,796,000 which is being recognized pro-rata between the gain on sale and the carrying value of the assets sold based on the cash proceeds and collections under the note since realization of the Note is not yet fully assured. As such, $480,000 of such pre-tax gain has been recognized currently which, less taxes of $176,000 at the incremental income tax rate of 36.6%, results in a net gain of $304,000. The remaining $2,316,000 has been deferred, of which $450,000 is classified as current accrued expenses and $1,866,000 is classified as non-current deferred income and other liabilities.




                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996



                                                                        ADJUSTMENTS        PRO FORMA     ADJUSTMENTS
                                                             AS             FOR               FOR            FOR
                                                          REPORTED       RTM SALE          RTM SALE       C&C SALE         PRO FORMA
                                                          --------       --------          --------       --------         ---------
                                                                                        (IN THOUSANDS)
                                                                                          (UNAUDITED)

Revenues:
   Net sales..........................................$   931,920    $   (228,031)(a)   $   703,889   $       444 (1)   $   692,726
                                                                                                          (11,607)(2)
   Royalties, franchise fees and other revenues.......     57,329           9,121 (b)        66,450            60 (1)        66,510
                                                       ----------    ------------       -----------   -----------       -----------
                                                          989,249        (218,910)          770,339       (11,103)          759,236
                                                       ----------    ------------       -----------   -----------       -----------
Costs and expenses:
   Cost of sales......................................    652,109        (187,535)(a)       464,574           178 (1)       454,454
                                                                                                          (10,298)(2)
   Advertising, selling and distribution..............    139,662         (24,764)(a)       114,898        (1,702)(2)       113,196
   General and administrative.........................    131,357          (9,913)(a)       121,444          (434)(2)       121,010
   Reduction in carrying value of long-lived .........
     assets impaired or to be disposed of.............     64,300         (58,900)(a)         5,400           --              5,400
   Facilities relocation and corporate
     restructuring....................................      8,800          (2,400)(a)         6,400           --              6,400
                                                       ----------    ------------       -----------   -----------       -----------
                                                          996,228        (283,512)          712,716       (12,256)          700,460
                                                       ----------    ------------       -----------   -----------       -----------

        Operating profit (loss).......................     (6,979)         64,602            57,623         1,153            58,776
   Interest expense...................................    (73,379)          8,421 (c)       (64,958)         (273)(1)       (65,231)
Gain on sale of businesses, net.......................     77,000             --             77,000           --             77,000
Other income, net.......................................    7,996             --              7,996            16 (2)         8,695
                                                                                                              683 (3)
                                                       ----------    ------------       -----------   -----------       -----------
        Income before income taxes and
          minority interests..........................      4,638          73,023            77,661         1,579            79,240
Provision for income taxes............................    (11,294)        (28,406)(d)       (39,700)         (578)(4)       (40,278)
Minority interests in income of consolidated
   subsidiaries.......................................     (1,829)            --             (1,829)          --             (1,829)
                                                      -----------    ------------       -----------   -----------       ------------
        Income (loss) before extraordinary
           items......................................$    (8,485)   $     44,617       $    36,132   $     1,001       $    37,133
                                                      ===========    ============       ===========   ===========       ===========
        Income (loss) before extraordinary
           items per share............................$      (.28)                      $      1.21                     $      1.24
                                                      ===========                       ===========                     ===========






                     TRIARC COMPANIES, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 30, 1997


                                                                  ADJUSTMENTS          PRO FORMA     ADJUSTMENTS
                                                       AS             FOR                 FOR            FOR
                                                    REPORTED       RTM SALE            RTM SALE       C&C SALE           PRO FORMA
                                                    --------       --------            --------       --------           ---------
                                                                                       (IN THOUSANDS)
                                                                                         (UNAUDITED)

Revenues:
   Net sales.......................................$    192,086     $   (52,134)  (a) $    139,952   $        111 (1)  $    136,832
                                                                                                           (3,231)(2)
   Royalties, franchise fees and other revenues....      13,315           2,085   (b)       15,400             15 (1)        15,415
                                                   ------------     -----------       ------------   ------------      ------------
                                                        205,401         (50,049)           155,352         (3,105)          152,247
                                                   ------------     -----------       ------------   ------------      ------------
Costs and expenses:
   Cost of sales...................................     125,883         (40,962)  (a)       84,921             44 (1)        82,081
                                                                                                           (2,884)(2)
   Advertising, selling and distribution...........      29,345          (5,597)  (a)       23,748           (215)(2)        23,533
   General and administrative......................      30,714          (2,366)  (a)       28,348           (117)(2)        28,231
   Facilities relocation and corporate
     restructuring.................................       1,883          (1,706)  (a)          177            --                177
                                                   ------------     -----------       ------------   ------------      ------------
                                                        187,825         (50,631)           137,194         (3,172)          134,022
                                                   ------------     -----------       ------------   ------------      ------------

        Operating profit...........................      17,576             582             18,158             67            18,225
Interest expense...................................     (15,702)          2,020   (c)      (13,682)           (70)(1)       (13,752)

Other income, net..................................       4,111             --               4,111             33 (2)         4,323
                                                                                                              179 (3)
                                                    -----------     -----------       ------------   ------------       -----------
        Income before income taxes and
          minority interests.........................     5,985           2,602              8,587            209             8,796
Provision for income taxes...........................    (3,052)         (1,012)  (d)       (4,064)           (77)(4)        (4,141)
Minority interests in income of consolidated
   subsidiaries......................................    (4,110)            --              (4,110)           --             (4,110)
                                                     -----------    -----------       ------------   ------------      ------------
        Loss before extraordinary items..............$   (1,177)    $     1,590       $        413   $        132      $        545
                                                     ==========     ===========       ============   ============      ============

        Loss before extraordinary items
          per share..................................$     (.04)                      $        .01                     $        .02
                                                     ==========                       ============                     ============



RTM Sale Pro Forma Adjustments

(a) To reflect the elimination of the sales, cost of sales, advertising, selling and distribution expenses and allocated general and administrative expenses, the reduction in carrying value of long-lived assets impaired or to be disposed of for the year ended December 31, 1996 related to the sold restaurants and the portion of the facilities relocation and corporate restructuring charge associated with restructuring the restaurant segment in connection with the RTM sale. The allocated general and administrative expenses reflect the portion of the Company's total general and administrative expenses allocable to the operating results associated with the restaurants sold as determined by management of the Company. Such allocated amounts consist of (i) salaries, bonuses, travel and entertainment expenses, supplies, training and other expenses related to area managers who have responsibility for the day-to-day operation of the sold restaurants and (ii) the portion of general corporate overhead (e.g. accounting, human resources, marketing, etc.) estimated to be attributable to the restaurants. Since the Company no longer owns Arby's restaurants but continues to operate as an Arby's franchisor, it is undertaking a reorganization of its restaurant segment eliminating approximately 60 positions in its corporate and field administrative offices and significantly reducing leased office space. The effect of the elimination of income and expenses of the sold restaurants is significantly greater in the year ended December 31, 1996 as compared with the three months ended March 30, 1997 principally due to two 1996 eliminations which did not recur in the 1997 period for (i) the $58,900,000 reduction in carrying value of long-lived assets associated with the restaurants sold and (ii) depreciation and amortization on the long-lived restaurant assets sold, which had been written down to their estimated fair values as of December 31, 1996 and were no longer depreciated or amortized while they were held for sale.

(b) To reflect royalties on the sales of the sold restaurants at the rate of 4%.

(c) To reflect a reduction to interest expense relating to the debt assumed by RTM.

(d) To reflect the income tax effects of the above at the incremental income tax rate of 38.9%.


C&C Sale Pro Forma Adjustments

(1) To reflect (i) realization of deferred revenues based on the portion of the minimum take or pay commitment for sales of concentrate for C&C products to Kelco to be fulfilled and fees related to the technical services to be performed, both under the contract with Kelco, (ii) amortization of the discount on the deferred revenues and (iii) recognition of the estimated cost of the concentrate to be sold.

(2) To reflect the elimination of sales, cost of sales, advertising, selling and distribution expenses, general and administrative expenses and other expense related to the C&C beverage line.

(3)  To reflect amortization of the discount on the Note.

(4) To reflect the income tax effects of the above at the incremental income tax rate of 36.6%.

                              SIGNATURE







         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRIARC COMPANIES, INC.
                                       (Registrant)



Date:    August 4, 1997       By:      /s/ JOHN L. BARNES, JR.
                                       -----------------------
                                       John L. Barnes, Jr.
                                       Senior Vice President
                                       and Chief Financial Officer

                                                       EXHIBIT INDEX

Exhibit
No.                        Description

99.1                       Press release dated July 22, 1997